UNCONDITIONAL CONTINUING GUARANTY

This UNCONDITIONAL CONTINUING GUARANTY (“Guaranty”) is executed as of October 3, 2008, by DETENTION CONTRACTING GROUP, LTD., a Texas limited partnership, ISI DETENTION CONTRACTING GROUP, INC., a Texas corporation, ISI DETENTION CONTRACTING GROUP, INC., a California corporation, ISI DETENTION CONTRACTING GROUP, INC., a New Mexico corporation, ISI DETENTION SYSTEMS, INC., a Texas corporation, ISI SYSTEMS, LTD., a Texas limited partnership, METROPLEX CONTROL SYSTEMS, INC., a Texas corporation, ISI CONTROLS, LTD., a Texas limited partnership, METROPLEX COMMERCIAL FIRE AND SECURITY ALARMS, INC., a Texas corporation, MCFSA, LTD., a Texas limited partnership, COM-TEC SECURITY, LLC, a Wisconsin limited liability company, and COM-TEC CALIFORNIA LIMITED PARTNERSHIP, a Wisconsin limited partnership (each a “Guarantor” and collectively, the “Guarantors”), for the benefit of THE PRIVATEBANK AND TRUST COMPANY, an Illinois banking corporation (“Bank”).

R E C I T A L S

A. ISI Security Group, Inc., a Delaware corporation (“Borrower”) and Bank have entered into that certain Loan and Security Agreement of even date herewith (the “Loan Agreement”), pursuant to which the Bank has agreed to make two (2) revolving loans and a term loan in the original aggregate amount of twenty-five million and no/100 dollars ($25,000,000.00) (the “Loans”). All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Loan Agreement.

B. The Bank is not willing to make the Loans, or otherwise extend credit, to Borrower unless the Guarantors unconditionally guaranty payment and performance to Bank of the Obligations; and

C. Each Guarantor is a subsidiary or affiliate of the Borrower, and the Guarantors will directly benefit from the Bank making the Loans to Borrower.

NOW THEREFORE, as an inducement to the Bank to make the Loans to Borrower, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, each Guarantor agrees with Bank, as follows:

A G R E E M E N T:

Section 1. GUARANTY OF OBLIGATIONS.

Each Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Bank the payment and performance of the obligations, as defined in the Loan Agreement (the “Obligations”), as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise. Each Guarantor hereby absolutely, irrevocably and unconditionally covenants and agrees that it is liable, jointly and severally, for the Obligations as a primary obligor, and that each Guarantor shall fully perform each and every term and provision hereof. This Guaranty is a guaranty of payment and not of collection only. Bank shall not be required to exhaust any right or remedy or take any action against Borrower or any other person or entity or any collateral. Each Guarantor agrees that, as between each Guarantor and Bank, the Obligations may be declared to be due and payable for the purposes of this Guaranty notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any declaration as regards Borrower and that in the event of a declaration or attempted declaration, the Obligations shall immediately become due and payable by Guarantors for the purposes of this Guaranty.

Section 2. GUARANTY ABSOLUTE.

Each Guarantor guarantees that the Obligations shall be paid strictly in accordance with the terms of the Loan Documents. The liability of the Guarantors under this Guaranty is absolute and unconditional irrespective of: (a) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from any of the terms of any Loan Document, including any increase or decrease in the rate of interest thereon; (b) any release or amendment or waiver of, or consent to departure from, or failure to act by Bank with respect to, any other guaranty or support document, or any exchange, release or non-perfection of, or failure to act by Bank with respect to, any Collateral, for all or any of the Obligations; (c) any present or future law, regulation or order of any jurisdiction (whether of right or in fact) or of any agency thereof purporting to reduce, amend, restructure or otherwise affect any term of the Obligations or any Loan Document; (d) any change in the corporate existence, structure, or ownership of Borrower; (e) without being limited by the foregoing, any lack of validity or enforceability of any Loan Document; and (f) any other setoff, recoupment, defense or counterclaim whatsoever (in any case, whether based on contract, tort or any other theory) with respect to the Loan Documents or the transactions contemplated thereby which might constitute a legal or equitable defense available to, or discharge of, Borrower or a Guarantor.

Section 3. GUARANTY IRREVOCABLE.

This Guaranty is a continuing guaranty of the payment of all Obligations now or hereafter existing and shall remain in full force and effect until payment in full of all Obligations and other amounts payable under this Guaranty and until the Loan Documents are no longer in effect.

Section 4. REINSTATEMENT.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Bank on the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though the payment had not been made, whether or not Bank is in possession of the Guaranty.

Section 5. SUBROGATION.

Guarantors shall not exercise any rights which they may acquire by way of subrogation, by any payment made under this Guaranty or otherwise, until all the Obligations have been paid in full and the Loan Documents are no longer in effect. If any amount is paid to any Guarantor on account of subrogation rights under this Guaranty at any time when all the Obligations have not been paid in full, the amount shall be held in trust for the benefit of the Bank and shall be promptly paid to Bank to be credited and applied to the Obligations, whether matured or unmatured or absolute or contingent, in accordance with the terms of the Loan Documents. If Guarantors make payment to Bank of all or any part of the Obligations and all the Obligations are paid in full and the Loan Documents are no longer in effect, Bank shall, at any Guarantor's request, execute and deliver to Guarantors appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to Guarantors of the interest in the Obligations resulting from the payment.

Section 6. SUBORDINATION.

Without limiting Bank’s rights under any other agreement, any liabilities owed by Borrower to any Guarantor in connection with any extension of credit or financial accommodation by any Guarantor to or for the account of Borrower, including but not limited to interest accruing at the agreed contract rate after the commencement of a bankruptcy or similar proceeding, are hereby subordinated to the Obligations, and such liabilities of Borrower to Guarantors, if Bank so requests, shall be collected, enforced and received by a Guarantor as trustee for the Bank and shall be paid over to Bank on account of the Obligations but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this Guaranty.

Section 7. REPRESENTATIONS AND WARRANTIES.

Each Guarantor represents and warrants that: (a) this Guaranty (i) has been authorized by all necessary action; (ii) does not violate any agreement, instrument, law, regulation or order applicable to any Guarantor; (iii) does not require the consent or approval of any person or entity, including but not limited to any governmental authority, or any filing or registration of any kind; and (iv) is the legal, valid and binding obligation of Guarantors enforceable against Guarantors, jointly and severally, in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally; and (b) in executing and delivering this Guaranty, Guarantors have (i) without reliance on Bank or any information received from Bank and based upon such documents and information it deems appropriate, made an independent investigation of the transactions contemplated hereby and Borrower, Borrower’s business, assets, operations, prospects and condition, financial or otherwise, and any circumstances which may bear upon such transactions, Borrower or the obligations and risks undertaken herein with respect to the Obligations; (ii) adequate means to obtain from Borrower on a continuing basis information concerning Borrower; (iii) full and complete access to the Loan Documents and any other documents executed in connection with the Loan Documents; and (iv) not relied and will not rely upon any representations or warranties of Bank not embodied herein or any acts heretofore or hereafter taken by Bank (including but not limited to any review by Bank of the affairs of Borrower).

Section 8. FINANCIAL REPORTS AND COVENANTS.

(a) Each Guarantor shall keep adequate books and records of account in accordance with methods acceptable to Bank, consistently applied and furnish to Bank the financial statements described in the Loan Agreement.

(b) Bank and its accountants shall have the right to examine the records, books, management and other papers of each Guarantor which reflect upon its financial condition, at the Collateral or at any office regularly maintained by each Guarantor where the books and records are located. Bank and its accountants shall have the right to make copies and extracts from the foregoing records and other papers. In addition, Bank and its accountants shall have the right to examine and audit the books and records of each Guarantor pertaining to the income, expenses and operation of the Collateral during reasonable business hours at any office of Guarantor where the books and records are located.

Section 9. REMEDIES GENERALLY.

The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law.

Section 10. SETOFF.

If a Default shall have occurred and be continuing, Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, and to the extent permitted under the Loan Agreement, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by Borrower to or for the credit or the account of any Guarantor against any of and all the Obligations held by Bank, irrespective of whether or Bank shall have made any demand under this Guaranty and although such Obligations may be unmatured. The rights of Bank under this Section are in addition to other rights and remedies (including other rights of setoff) which Bank may have.

Section 11. FORMALITIES.

Each Guarantor waives presentment, demand, notice of dishonor, protest, notice of acceptance of this Guaranty or incurrence of any of the Obligations and any other formality with respect to any of the Obligations or this Guaranty.

Section 12. AMENDMENTS AND WAIVERS.

No amendment or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor therefrom, shall be effective unless it is in writing and signed by Bank, and then the waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Bank to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver or preclude any other or further exercise thereof or the exercise of any other right.

Section 13. WAIVER OF SURETYSHIP DEFENSES.

Each Guarantor, to the fullest extent permitted by law, hereby irrevocably waives any defenses given to Guarantors at law or in equity, other than actual payment and performance of the Obligations, including all defenses based upon suretyship or impairment of collateral pursuant to § 80 I.L.C.S. 5/3-605.

Section 14. EXPENSES.

Guarantors shall reimburse Bank on demand for all costs, expenses and charges (including without limitation fees and charges of external legal counsel for Bank and costs allocated by its internal legal department) incurred by Bank in connection with the performance or enforcement of this Guaranty. The obligations of Guarantors under this Section shall survive the termination of this Guaranty.

Section 15. ASSIGNMENT.

This Guaranty shall be binding on, and shall inure to the benefit of Guarantors and Bank and their respective successors and assigns; provided that Guarantors may not assign or transfer its rights or obligations under this Guaranty. Without limiting the generality of the foregoing: (a) the obligations of Guarantors under this Guaranty shall continue in full force and effect and shall be binding on any successor partnership and on previous partners and their respective estates if any Guarantor is a partnership, regardless of any change in the partnership as a result of death, retirement or otherwise; and (b) Bank may assign, sell participations in or otherwise transfer its rights under the Loan Documents to any other person or entity in accordance with the terms of the Loan Agreement, and the other person or entity shall then become vested with all the rights granted to Bank, as applicable, in this Guaranty or otherwise.

Section 16. CAPTIONS.

The headings and captions in this Guaranty are for convenience only and shall not affect the interpretation or construction of this Guaranty.

Section 17. NOTICES.

All notices or other written communications hereunder shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

To any Guarantor:	ISI Security Group, Inc. 12903 Delivery Drive San Antonio, Texas 78247 Attention: Sam Youngblood

With a copy to:	K&L Gates LLP 111 Congress Avenue, Suite 900 Austin, Texas 78701 Attention: Hull Youngblood, Esq.

To the Lender:	The PrivateBank and Trust Company 70 W. Madison, 2nd Floor Chicago, Illinois 60602

With copy to:	Davis Graham & Stubbs LLP Ted Sikora 1550 17th Street, Suite 500 Denver, CO 80202

Guarantors and Bank may change their address or telecopy number for notices and other communications hereunder by notice to the other party. All notices and other communications given to Guarantors or Bank in accordance with the provisions of this Guaranty shall be deemed to have been given on the date of receipt.

Section 18. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.

(a) This Guaranty shall be construed in accordance with and governed by the law of the State of Illinois.

(b) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any United States Federal or Illinois State court sitting in Chicago, Illinois, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty, or for recognition or enforcement of any judgment, and each Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Illinois State or, to the extent permitted by law, in such Federal court. Each Guarantor hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty shall affect any right that Bank may otherwise have to bring any action or proceeding relating to this Guaranty against any Guarantor or its properties in the courts of any jurisdiction.

(c) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty in any court referred to in subsection (b) above. Each Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each Guarantor irrevocably consents to service of process in the manner provided for notices in Section 16 hereof. Nothing in this Guaranty will affect the right of Bank to serve process in any other manner permitted by law.

Section 19. INVALID PROVISIONS.

If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

Section 20. ENTIRETY. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS EXECUTED BY GUARANTORS EMBODY THE FINAL, ENTIRE AGREEMENT OF GUARANTORS AND BANK WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS EXECUTED BY GUARANTORS ARE INTENDED BY GUARANTORS AND BANK AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS HEREOF AND THEREOF, AND NO COURSE OF DEALING AMONG GUARANTORS AND BANK, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY OR ANY OTHER LOAN DOCUMENT EXECUTED BY ANY GUARANTOR. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTORS AND BANK.

Section 21. WAIVER OF RIGHT TO TRIAL BY JURY. EACH GUARANTOR AND BANK EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). GUARANTORS AND BANK EACH (A) CERTIFY THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGE THAT IT AND SUCH OTHER PARTY HAVE BEEN INDUCED TO EXECUTE OR ACCEPT THIS GUARANTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 21.

Section 22. JOINT AND SEVERAL OBLIGATIONS.

The obligations of the Guarantors hereunder and such other Guarantors, sureties or pledgors as may exist from time to time are joint and several. Accordingly, the Guarantors are liable for the full amount of the Obligations notwithstanding the existence of other Guarantors, sureties or pledgors.

[Signature pages follow]

IN WITNESS WHEREOF, Each Guarantor has caused this Guaranty to be duly executed and delivered by its duly authorized officer as of the date first above written.

GUARANTORS:

DETENTION CONTRACTING GROUP, LTD.,
a Texas limited partnership

By:	ISI DETENTION CONTRACTING
GROUP, INC., a Texas corporation,
its general partner

By:	/s/ Sam Youngblood
Name:	Sam Youngblood
Title:	President

ISI DETENTION CONTRACTING
GROUP, INC., a Texas corporation

By:	/s/ Sam Youngblood
Name:	Sam Youngblood
Title:	CEO

ISI DETENTION CONTRACTING
GROUP, INC., a California corporation

By:	/s/ Sam Youngblood
Name:	Sam Youngblood
Title:	CEO

ISI DETENTION CONTRACTING
GROUP, INC., a New Mexico corporation

By:	/s/ Sam Youngblood
Name:	Sam Youngblood
Title:	CEO

ISI DETENTION SYSTEMS, INC.,
a Texas corporation

By:	/s/ Sam Youngblood
Name:	Sam Youngblood
Title:	CEO

ISI SYSTEMS, LTD.,
a Texas limited partnership

By:	ISI DETENTION SYSTEMS, INC.,
a Texas corporation, its general partner

By:	/s/ Sam Youngblood
Name:	Sam Youngblood
Title:	CEO

METROPLEX CONTROL SYSTEMS, INC.,
a Texas corporation, (f/k/a ISI Metroplex Controls, Inc.)

By:	/s/ Sam Youngblood
Name:	Sam Youngblood
Title:	CEO

ISI CONTROLS, LTD.,
a Texas limited partnership

By:	METROPLEX CONTROL SYSTEMS, INC.,
a Texas corporation, its general partner

By:	/s/ Sam Youngblood
Name:	Sam Youngblood
Title:	CEO

METROPLEX COMMERCIAL FIRE AND
SECURITY ALARMS, INC., a Texas corporation

By:	/s/ Sam Youngblood
Name:	Sam Youngblood
Title:	CEO

MCFSA, LTD.,
a Texas limited partnership

By:	METROPLEX COMMERCIAL FIRE AND
SECURITY ALARMS, INC., a Texas
corporation, its general partner

By:	/s/ Sam Youngblood
Name:	Sam Youngblood
Title:	CEO

COM-TEC SECURITY, LLC,
a Wisconsin limited liability company

By:	/s/ Sam Youngblood
Name:	Sam Youngblood
Title:	CEO

COM-TEC CALIFORNIA LIMITED
PARTNERSHIP, a Wisconsin limited partnership

By:	METROPLEX CONTROL SYSTEMS, INC.,
a Texas corporation, its general partner

By:	/s/ Sam Youngblood
Name:	Sam Youngblood
Title:	CEO